UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2013

THOMAS PROPERTIES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50854	20-0852352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Sixth Floor, Los Angeles, California	90071
(Address of Principal Executive Offices)	(ZIP Code)

(213) 613-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Thomas Properties Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parkway Properties, Inc. (“Parkway”) and certain of their respective affiliates, dated September 4, 2013. The Company and Parkway issued a joint press release on September 5, 2013 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release issued by Parkway Properties, Inc. and Thomas Properties Group, Inc. on September 5, 2013

Forward-Looking Information

This Current Report on Form 8-K, including exhibits hereto, is made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the transactions contemplated by the Merger Agreement. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be consummated in a timely manner, if at all; (ii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Parkway a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the entry into the Merger Agreement on the Company’s business relationships (including, without limitation, tenants, joint venture partners, lenders and service providers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the transactions contemplated by the Merger Agreement, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company and Parkway expect to file with the SEC a joint proxy statement of the Company and Parkway, which joint proxy statement will be mailed or otherwise disseminated to stockholders of the Company and Parkway when it becomes available. The joint proxy statement will also be included in a registration statement on Form S-4 that is expected to be filed with the SEC by Parkway in connection with the proposed transaction that will also constitute a prospectus. The Company and Parkway also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME

AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and Parkway with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.tpgre.com or by contacting the Company’s Investor Relations at (213) 613-1900. Copies of the documents filed by Parkway with the SEC will be available free of charge on Parkway’s website at www.pky.com or by contacting Parkway Investor Relations at (407) 650-0593.

Certain Information Regarding Participants

The Company and Parkway and their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on April 30, 2013 in connection with its 2013 annual meeting of stockholders. You can find information about Parkway’s executive officers and directors in Parkway’s definitive proxy statement filed with the SEC on April 4, 2013 in connection with its 2013 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company or Parkway using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

By:	/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer

Dated: September 5, 2013

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Joint Press Release issued by Parkway Properties, Inc. and Thomas Properties Group, Inc. on September 5, 2013